UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 26, 2006 (Date of earliest event reported)
Photon Dynamics, Inc. (Exact name of registrant as specified in its charter)

San Jose, CA (State or other jurisdiction of incorporation)	0-27234 (Commission File Number)	94-3007502 (IRS Employer Identification Number)

5970 Optical Court (Address of principal executive offices)		95138 (Zip Code)
408-226-9900 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On July 26, 2006, Photon Dynamics, Inc. issued a press release announcing its fiscal 2006 third quarter financial results. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this current report and in the accompanying exhibit shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this current report and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Photon Dynamics, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits

Press Release, dated July 26, 2006, announcing Photon Dynamics' Fiscal 2006 Third Quarter Financial Results.

            99.1       Press Release of Photon Dynamics, Inc. dated July 26, 2006

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2006	PHOTON DYNAMICS, INC. By: /s/ Maureen Lamb Maureen Lamb Chief Financial Officer and Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Photon Dynamics, Inc. dated July 26, 2006